SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-THOMAS NELSON INC

          GAMCO INVESTORS, INC.
                                 2/18/99            3,500            12.1839
                                 2/18/99            7,000            12.2500
                                 2/17/99           10,000            12.5000
                                 2/17/99            5,000            12.4000
                                 2/16/99            9,200            12.5014
                                 2/12/99           23,800            12.4976
                                 2/12/99            5,000            12.4900
                                 2/11/99            3,000            12.0833
                                 2/11/99            4,200            12.1845
                                 2/10/99            2,800            12.0000






















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.






                                            SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          PREFERRED CONVERTIBLE STOCK-THOMAS NELSON 5.75%

          GABELLI FUNDS, INC.
               THE GABELLI EQUITY TRUST,INC.
                                 2/18/99            1,000-          100.8200
               THE GABELLI EQUITY INCOME FUND
                                 2/18/99              700-          100.8200
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 2/18/99            3,000-          100.8200
          GAMCO INVESTORS, INC.
                                 2/18/99              500-          100.8200






















          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.